SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Report): March 16, 2004

The Rowe Companies

(exact name of registrant as specified in its charter)

Nevada State or other jurisdiction of	1-10226 (Commission File Number)	54-0458563 (IRS Employer Identification Number)

1650 Tysons Blvd, Suite 710, McLean, Virginia 22102

(Address of principal executive offices Zip Code)

Registrant’s telephone number, including area code: 703-847-8670

N/A

(Former name or former address, if changed since last report)

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Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99. Press release dated March 16, 2004

Item 9.	Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12)

On March 16, 2004, The Rowe Companies issued the press release attached hereto as Exhibit 99 and incorporated herein by reference announcing results for the quarter ended February 29, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ROWE COMPANIES Registrant

Date:	March 19, 2004	/s/ Gene S. Morphis

Gene S. Morphis Chief Financial Officer; Secretary-Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release

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